SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported) : December 16, 2005

                          Commission File No. 33-3276-D



                             CHINA CONTINENTAL, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Utah                                             87-0431063
--------------------------------              --------------------------------
(State or other jurisdiction of               (IRS Employer Identification No.)
incorporation or organization)



        2407 China Resources Building, 26 Harbour Road Wanchai, Hong Kong
       ------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (852) 2802-8988
                         ------------------------------
                            (Issuer telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below).

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) uner the Exchange Act (17 CFR 240.14d-2(b)).

Item 4.     Changes in Registrant's Certifying Accountant


(a) On December 16, 2005, Thomas Leger & Co. (the "Leger") informed China Continental, Inc. ("China") that they were resigning as the Company's independent accountants. The Board of Directors of the Company had neither recommended or approved a change of accountants. Rather, the action was entirely initiated by Leger and subsequently accepted by the Company's Board of Directors.

         Leger's audit report on the financial statements for the years ended December 31, 2001and December 31, 2002 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no audit reports for any years subsequent to December 31, 2002.

         During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of Leger, there were no disagreements with Leger on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of Leger, would have caused Leger to make reference to the subject matter of the disagreement(s) in connection with its report.

         During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of Leger, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

      The Company has provided Leger with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. The Company has requested that Leger review the disclosure and furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. Such letter is attached hereto as an exhibit to this Report.


Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

         16.1     Letter re: Resignation of Certifying Accountants


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                                   Signatures

       Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                          CHINA CONTINENTAL, INC.

     January 18, 2006                    /s/ Jia Ji Shang
                                        ----------------------------------
                                         Jia Ji Shang
                                         Chairman

January 17, 2006


United States Securities and
Exchange Commission
Division of Corporate Finance
450 Fifth Street, N.W.
Washington, D.C. 20549

To Whom It May Concern:

We have read Item 4(a) of Form 8-K dated December 16, 2005, of China Continental, Inc. and are in agreement with the statements contained therein. We have no basis to agree or disagree with other statements of the registrant contained in the Form 8-K.


Very truly yours,

/s/ Thomas Leger & Co., L.L.P.

Thomas Leger & Co., L.L.P.